UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2020

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On April 8, 2020, Carey Watermark Investors Incorporated (“CWI 1”) held a special meeting of its stockholders (the “Special Meeting”). As of January 7, 2020, the record date for the Special Meeting, there were approximately 142,855,112.405 shares of CWI 1 common stock outstanding and entitled to receive notice of and vote at the Special Meeting. Set forth below are the final voting results from the Special Meeting. The stockholders considered and voted upon the following proposals:

1.	To approve the business combination of CWI 1 and Carey Watermark Investors 2 Incorporated (“CWI 2”), which will be effected through a merger of Apex Merger Sub LLC, a wholly owned subsidiary of CWI 2, with and into CWI 1 (the “merger”), as a result of which each issued and outstanding share of CWI 1 common stock will be converted into the right to receive 0.9106 shares of CWI 2 Class A common stock, pursuant to the Agreement and Plan of Merger, dated as of October 22, 2019 (as may be amended from time to time, the “merger agreement”), by and among CWI 1, CWI 2 and Apex Merger Sub LLC, and the other transactions contemplated by the merger agreement (“the CWI 1 merger proposal”).

For	Against	Abstain
73,140,515	1,841,927	3,356,093

The CWI 1 merger proposal was approved.

2.	To approve an amendment of CWI 1’s charter to eliminate the procedural and substantive requirements applicable to “roll-up transactions,” to be effective only upon CWI 1 stockholder approval of the CWI 1 merger proposal (the “CWI 1 charter amendment proposal”).

For	Against	Abstain
78,473,176	1,988,232	3,733,449

The CWI 1 charter amendment proposal was approved.

3.	To consider and vote on any adjournment of the Special Meeting, including a motion to adjourn the meeting to solicit additional proxies to approve any of the proposals above (the “CWI 1 adjournment proposal”).

For	Against	Abstain
78,303,103	1,886,547	4,005,207

Stockholder action on the CWI 1 adjournment proposal was not required because there were sufficient votes at the time of the Special Meeting to approve the other proposals.

Item 7.01 — Regulation FD Disclosure.

On April 9, 2020, CWI 1 and CWI 2 issued a joint press release announcing the final voting results of the Special Meeting and the special meeting of CWI 2 stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 9, 2020

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 1 or CWI 2 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions including a public listing or initial public offering; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth.

The statements are based on the current expectations, estimates, assumptions and projections of CWI 1’s and CWI 2’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 1’s or CWI 2’s business, financial condition, liquidity, results of operations, earnings metrics, funds from operations (“FFO”) metrics, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 1’s and CWI 2’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including but not limited to those described in the Joint Proxy Statement/Prospectus dated January 13, 2020, as supplemented from time to time, in Item 1A. Risk Factors in CWI 1’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, and in Item 1A. Risk Factors in CWI 2’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020. Moreover, because CWI 1 and CWI 2 operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this filing, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 1 and CWI 2 do not undertake to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Carey Watermark Investors Incorporated has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: April 9, 2020	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary